FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement (this “Amendment”) is made and entered into as of April   , 2013 (the “Effective Date”) by and among PROVIDENCE HEALTH CARE, INC. and MID-STATE MEDICAL ENTERPRISES, INC. (collectively, “Seller”), and WASH/GREENE, LLC, ATL/WARR, LLC, PROVIDENCE HR, LLC, CLEARVIEW 310 PROPERTY HOLDINGS, LLC, BRYANT 134 PROPERTY HOLDINGS, LLC, and PINEHILL 712 PROPERTY HOLDINGS, LLC (collectively, “Purchaser”).

WITNESSETH:

WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Agreement dated as of April 3, 2013 (the “Agreement”); and

WHEREAS, the parties desire to allow for a different closing schedule than contemplated by the original Agreement and to provide for an increase in the Deposit to allow for this changed closing schedule on the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.

Recitals; Terms.  The foregoing recitals are true and correct and incorporated into this Amendment as if fully set forth herein.  Capitalized but undefined terms used in this Amendment shall have the meanings set forth in the Agreement.

2.

Closing Date; Multiple Closings Schedule.  The parties agree that the last sentence of Section 2.5 of the Agreement is deleted in its entirety.  The parties further agree that the Closing with respect to the Bryant Facility shall occur on April 30, 2013.  Additionally, Seller acknowledges that, at the time of this Amendment, Purchaser’s anticipated Closing schedule with respect to the remaining Facilities is as follows:

FACILITY	Expected Closing
Sparta	Middle of May, 2013
Greene Point	Mid to late May , 2013
Pinehill	May 27, 2013
Warrenton	End of May, 2013
Thomaston	End of May-Mid June

Accordingly, the parties agree that the Closing Date shall be June 28, 2013, provided, however, that Purchaser shall have the right to extend the Closing Date to July 31, 2013 upon (i) written notice to Seller, and (ii) delivery of Fifty Thousand and 00/100 Dollars ($50,000.00) (the “Extension Deposit”) to Escrow Agent, which Extension Deposit shall be held and disbursed as part of the Deposit in accordance with Section 2.6 of the Agreement.

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3.

Deposit.  Purchaser hereby agrees as follows with respect to the Deposit:  (i) upon Closing of the Bryant Facility, Purchaser will increase the Deposit by an additional One Hundred Thousand and 00/100s Dollars ($100,000.00), so that at the Bryant Facility Closing the total Deposit will be Four Hundred Sixty Thousand and 00/100s Dollars ($460,000.00); (ii) at each subsequent Closing through and including Purchaser’s Closing on the Pinehill Facility, Purchaser will make an additional deposit with the Escrow Agent of One Hundred Thousand and 00/100s Dollars ($100,000.00); and (iii) no portion of the Deposit shall be applied to the Purchaser Price unless and until the last Closing.

4.

Conflict; Ratification. To the extent that there is any conflict between the terms of this Amendment and the Agreement, the terms of this Agreement shall control.  Except to the extent amended hereby, Seller and Purchaser ratify and confirm that all other terms and conditions of the Agreement remain in full force and effect.

5.

Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall be taken to be one and the same Amendment, for the same effect as if all parties hereto had signed the same signature page, and an electronic PDF or facsimile copy of an executed counterpart shall constitute the same as delivery of the original of such executed counterpart. Any signature page of this Amendment (whether original, PDF or facsimile) may be detached from any counterpart of this Amendment (whether original, PDF or facsimile) without impairing the legal effect of any signatures thereof and may be attached to another counterpart of this Amendment (whether original, PDF or facsimile) identical in form hereto but having attached to it one or more additional signature pages (whether original, PDF or facsimile).

[Signatures on next page]

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IN WITNESS WHEREOF, each party has caused this instrument to be executed as of the date set forth hereinabove.

SELLER: PROVIDENCE HEALTH CARE, INC., a Georgia corporation By:_/s/ W. W. Kidd_______________ Name: W.W. Kidd Title: CEO	MID-STATE MEDICAL ENTERPRISES, INC., a Georgia corporation By:_/s/ W. W. Kidd_______________ Name: W. W. Kidd Title: CEO

[Signatures of parties continue on following page]

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PURCAHSER: WASH/GREENE, LLC, a Georgia limited liability company By:__/s/ Christopher F. Brogdon ___ Christopher F. Brogdon, Manager	ATL/WARR, LLC, a Georgia limited liability company By:__/s/ Christopher F. Brogdon ___ Christopher F. Brogdon, Manager
PROVIDENCE HR, LLC, a Georgia limited liability company By:__/s/ Christopher F. Brogdon ___ Christopher F. Brogdon, Manager	CLEARVIEW 310 PROPERTY HOLDINGS, LLC, a Georgia limited liability company By:__/s/ Christopher F. Brogdon ___ Christopher F. Brogdon, Manager
BRYANT 134 PROPERTY HOLDINGS, LLC, a Georgia limited liability company By:__/s/ Christopher F. Brogdon ___ Christopher F. Brogdon, Manager	PINEHILL 712 PROPERTY HOLDINGS, LLC, a Georgia limited liability company By:__/s/ Christopher F. Brogdon ___ Christopher F. Brogdon, Manager

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